EX99-906CERT



                                  CERTIFICATION


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Levco Series Trust, do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of Levco Series Trust for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Levco Series Trust.


Dated: September 8, 2003                /s/ John A. Levin
                                        ----------------------------------------
                                        John A. Levin
                                        Chairman and President
                                        Levco Series Trust


Dated: September 8, 2003                /s/ Glenn A. Aigen
                                        ----------------------------------------
                                        Glenn A. Aigen
                                        Chief Financial Officer and Treasurer
                                        Levco Series Trust


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.